                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                 JUNO LIGHTING
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                               JUNO LIGHTING, INC.

To the Stockholders of
Juno Lighting, Inc.:

     On April 24, 2001, Juno Lighting, Inc. will hold its annual meeting of stockholders at Juno's headquarters at 1300 South Wolf Road, Des Plaines, Illinois 60018. The annual meeting will begin at 10:00 a.m. local time.

     At the annual meeting, you will be asked to consider and vote on:

     (1) The election of the board of five directors to serve until the 2002 annual meeting of stockholders or until their successors are elected and qualified; and

     (2) Such other matters as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

     March 13, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof. Only holders of record of Juno stock at the close of business on that date are entitled to notice of and to vote at the annual meeting.

     Also enclosed is a copy of Juno's Annual Report on Form 10-K for the fiscal year ended November 30, 2000.

     YOUR VOTE IS IMPORTANT AND WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. If you are unable to attend in person and you return your proxy card, your shares will be voted at the annual meeting. A return envelope is included for your convenience. If your shares are held in "street name" by your broker or other nominee, only that holder can vote your shares. You should follow the directions provided by your broker or nominee regarding how to instruct them to vote your shares.

                                              By Order of the Board of Directors

                                              Joel W. Chemers
                                              Secretary


Des Plaines, Illinois
March 20, 2001

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

This proxy statement is dated, and is first being mailed to Juno stockholders on or about, March 20, 2001.

                               JUNO LIGHTING, INC.
                              1300 SOUTH WOLF ROAD
                                  P.O. BOX 5065
                        DES PLAINES, ILLINOIS 60017-5065

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                     THE ANNUAL MEETING OF JUNO STOCKHOLDERS

GENERAL

     You were sent this proxy statement in connection with the solicitation of proxies by and on behalf of the Board of Directors of Juno Lighting, Inc. ("Juno") for use at the annual meeting of Juno stockholders and any adjournments or postponements thereof. The annual meeting will be held on Tuesday, April 24, 2001, at 10:00 a.m. local time, at Juno's headquarters at 1300 South Wolf Road, Des Plaines, Illinois 60018.

MATTERS TO BE CONSIDERED

     At the annual meeting, you will be asked to consider and vote on:

     - The election of the board of five directors to serve until the 2002 annual meeting of stockholders or until their successors are elected and qualified; and

     - Such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

     You may also be asked to vote on a proposal to adjourn or postpone the annual meeting, which adjournment or postponement could be used for the purpose, among others, of obtaining a quorum or allowing additional time for the soliciting of additional votes.

RECORD DATE

     The Juno board has fixed March 13, 2001 as the record date for the determination of the Juno stockholders entitled to receive notice of and to vote at the annual meeting. Accordingly, only Juno stockholders of record at the close of business on such date are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof. As of the record date, Juno's outstanding capital stock comprised shares of its Common Stock, par value $0.001 per share ("common stock"), and shares of its Preferred Stock, par value $0.001 per share ("preferred stock"), including shares of its Series A Convertible Preferred ("Series A Preferred) and shares of its Series B Convertible Preferred ("Series B Preferred"). As of the record date, 2,469,915 shares of Juno common stock were outstanding and entitled to vote at the annual meeting and 1,063,500 shares of preferred stock were outstanding which were entitled to 4,652,374 votes.

VOTING AT THE ANNUAL MEETING

     Quorum Requirement. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Juno stock entitled to vote on the record date is necessary to constitute a quorum at the annual meeting.

     Voting Rights. Each share of Juno common stock outstanding on the record date entitles its holder to one non-cumulative vote as to each matter that may properly come before the annual meeting. Each share of Juno preferred stock outstanding on the record date entitles its holder to one non-cumulative vote as to each matter that may properly come before the annual meeting for each whole share of Juno common stock that would be issuable to such holder upon the conversion of all the shares of Juno preferred stock held by such holder on the record date.

     Fremont Investors I, LLC ("Fremont Investors"), which obtained control of Juno in 1999 in a recapitalization transaction is (together with its affiliates) entitled to cast over 98% of the votes to be cast by holders of the preferred stock and over 73% of all votes entitled to be cast at the annual meeting. As a result, Fremont Investors and its affiliates, if they choose to do so, may elect all of Juno's directors and control the vote as to any other matter that may properly come before the annual meeting or any adjournment or postponement thereof.

     Vote Required. The following votes are required to approve matters to be considered and voted upon at the annual meeting:

     - Election of Directors. Directors are elected by a plurality of the vote of the shares of common stock and preferred stock voting together. The nominees who receive the most votes will be elected. Abstentions, withheld votes and broker non-votes will not be taken into account and will have no effect in determining the outcome of the election.

         When electing directors, holders of common stock and preferred stock have non-cumulative voting rights. This means that the holders of a majority of the shares of common stock and preferred stock taken together, represented and entitled to vote at a meeting where a quorum is present, can elect all of the directors if they choose to do so. In such an event, the holders of the remaining shares will not be able to elect any person or persons to the board of directors.

     - All Other Matters. Other than the election of directors, all matters brought before the annual meeting will be decided by a vote of the holders of a majority of the shares of common stock and preferred stock taken together and present in person or represented by proxy, unless the matter is one upon which a different vote is required by law or by Juno's certificate of incorporation.

     Abstentions and Broker Non-Votes. Abstentions, broker non-votes and withheld votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the annual meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

PROXIES

     If you are a Juno stockholder, you may use the enclosed proxy card if you are unable to attend the annual meeting in person or wish to have your shares voted by proxy even if you do attend the annual meeting.

     You may revoke any proxy given by you pursuant to this solicitation by:

     - delivering to the Secretary of Juno, at or before the annual meeting, a written notice bearing a later date than the proxy, which notice, by its terms, revokes the proxy;

     - duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Juno at or before the annual meeting; or

     - attending the annual meeting and voting in person (although attendance at the annual meeting by a stockholder will not in and of itself revoke a previously delivered proxy).

     You should address any written notice of revocation and other communications regarding the revocation of Juno proxies to the Secretary of Juno at 1300 South Wolf Road, Des Plaines, Illinois 60018. In all cases, the latest dated proxy revokes an earlier dated proxy, regardless of which method is used to give or revoke a proxy, or if different methods are used to give and revoke a proxy. For such notice of revocation or later proxy to be valid, however, it must actually be received by Juno prior to the vote of the Juno stockholders at the annual meeting. If your broker has been instructed to vote your shares, you must follow directions received from your broker in order to change your vote.

INFORMATION CONCERNING THE SOLICITATION OF PROXIES

     The enclosed proxy card is solicited on behalf of the Juno board of directors. The cost of soliciting proxies will be borne by Juno. In addition to solicitation by mail, directors, officers and employees of Juno, none of whom will receive additional compensation for such solicitations, may solicit proxies in person, by telephone, by telegram, by personal interview, by e-mail or by facsimile. Juno will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward its solicitation materials to the beneficial owners of the Juno common shares they hold of record and obtain authorization for, and appropriate certification in connection with, the execution of proxy cards. Juno will reimburse these record holders for customary mailing expenses incurred by them in forwarding these materials.

     Except as set forth above, neither Juno nor, to the best of Juno's knowledge, any person acting on its behalf has retained any other person to make solicitations or recommendations to security holders on its behalf in connection with the solicitation of proxies.

                             JUNO BOARD OF DIRECTORS


     Juno's amended and restated bylaws provide that Juno's Board of Directors shall consist of not less than three nor more than nine members. Currently, Juno's Board of Directors consists of six members. During the last fiscal year, there were six meetings of the full Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     Juno has three committees of the Board of Directors. They are the audit, stock option and compensation committees. Juno does not have a standing nominating committee.

     The audit committee comprises three directors. The audit committee oversees the creation and implementation of internal policy and controls and is responsible for the hiring of Juno's outside independent auditors and the review of their findings. During the last fiscal year, the audit committee met four times. Pursuant to the listing standards applicable to Juno, whose common stock is listed on The SmallCap Market of The Nasdaq Stock Market, the directors serving on Juno's audit committee must meet certain independence standards by no later than June 14, 2001. Juno expects to comply with the applicable standards prior to such date.

     The stock option committee comprises two directors. The stock option committee is responsible for granting and administering stock options and stock appreciation rights ("SARs") under Juno's Stock Option Plan, effective December 2, 1993 (the "1993 Stock Option Plan"), and the 1999 Stock Award and Incentive Plan (the "1999 Stock Option Plan" and, together with the 1993 Stock Option Plan, the "Stock Option Plans"). During the last fiscal year, there were no formal meetings of the stock option committee, which instead took all of its actions by unanimous written consent in lieu of a special meeting of the committee.

     The compensation committee comprises two directors. The compensation committee oversees Juno's executive compensation policy. During the last fiscal year, there were no formal meetings of the compensation committee, which instead took all of its actions by unanimous written consent in lieu of a special meeting of the committee.

REPORT OF THE AUDIT COMMITTEE

     The Board of Directors has adopted an Audit Committee Charter, and a copy of it is attached to this proxy statement as Appendix A. The Audit Committee has reviewed and discussed the audited financial statements of Juno for the year ended November 30, 2000 (the "Audited Financial Statements") with Juno's management. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, Juno's independent auditors, the matters required to be discussed by Statements of Accounting Standards No. 61 (Codification of Statements on Auditing Standards).

     The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and has discussed with PricewaterhouseCoopers LLP its independence from Juno. The Audit Committee has also discussed with Juno's management and with PricewaterhouseCoopers LLP such other matters and received such assurances from them as it deemed appropriate.

     Based on the foregoing review and discussion and relying thereon, the Audit Committee recommended to Juno's Board of Directors the inclusion of the Audited Financial Statements in Juno's Annual Report on Form 10-K for the year ended November 30, 2000.

                                             AUDIT COMMITTEE

                                             Daniel DalleMolle
                                             Michael M. Froy
                                             Mark N. Williamson

Fees billed to the Company by independent auditors during fiscal 2000:

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of Juno's annual financial statements for the past fiscal year and the reviews of the financial statements included in Juno's Forms 10-Q during the past fiscal year were $129,400.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended November 30, 2000.

ALL OTHER FEES

     PricewaterhouseCoopers LLP billed the Company an aggregate of $292,055 for all other non-audit services rendered to the Company, including tax related services, during the fiscal year ended November 30, 2000.

DIRECTORS' COMPENSATION

     Each non-employee director who is not affiliated with Fremont Investors (Juno's controlling stockholder) receives $1,000 for each meeting of the Board of Directors each such director attends, an annual fee of $20,000 for each year of service as a director of Juno and reasonable, out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. Also, on February 4, 2000, the stock option committee of the Board of Directors voted to award Mr. DalleMolle an option to purchase 14,100 shares of common stock at a purchase price of $25.00 per share pursuant to the 1999 Stock Option Plan. Mr. DalleMolle and Michael M. Froy are the only non-employee directors of Juno who are not affiliated with Fremont Investors.

                              ELECTION OF DIRECTORS

     The annual election of the board of five directors will take place at the annual meeting. Each director will serve for the ensuing year until the 2002 annual meeting of Juno stockholders or until his successor is elected and qualified.

     The voting persons named on the enclosed proxy card intend to nominate and vote in favor of the election of the persons named below unless authorization is withheld. If any of the nominees becomes unavailable for election, votes will be cast for the election of such other person or persons as the proxy holders, in their judgment, may designate. No circumstances are currently known that would render unavailable any of the nominees named below.

     The following information is provided with respect to the nominees for election to the Board of Directors:


 Robert Jaunich II ......... Age 61.  Director and Chairman of the Board since June 30, 1999.
                                      Member of the Stock Option and Compensation Committees.
                                      Business experience during the last five years:
                                        President and Chief Executive Officer of Fremont Investors I, LLC
                                           since May 1998.
                                        Managing Director of Fremont Partners, L.P. and a member of
                                           FP Advisors, L.L.C. since 1996.
                                        Member of the Board of Directors of Fremont Group since 1991.
                                      Other Directorships:
                                        Kinetic Concepts, Inc.
                                        Kerr Group, Inc.
                                        CNF Transportation, Inc.
                                        Chairman of the Managing General Partner of Crown Pacific Partners, L.P.
                                        Chairman of the Board of Software Architects, Inc.

Mark N. Williamson ......... Age 38.  Director since June 30, 1999.
                                      Member of the Audit, Stock Option  and Compensation Committees.
                                      Business experience during the last five years:
                                        Vice President and Treasurer of Fremont Investors I, LLC since
                                           May 1998.
                                        Managing Director of Fremont Partners, L.P. and a member of
                                           FP Advisors, L.L.C. since 1996.
                                        Managing Director of the Harvard Private Capital Group, Inc. from
                                           August 1991 until May 1996.
                                      Other Directorships:
                                        Member of the Board of Software Architects, Inc.

T. Tracy Bilbrough ......... Age 44.  Director since May 2000.  President and Chief Executive Officer since May 2000.
                                      Business experience during the last five years:
                                        President - Commercial Division of Thomas & Betts Corp.
                                           from 1997 to 2000.
                                        President - Eastern Hemisphere Black & Decker Corp.
                                           from 1995 to 1997.
                                      Other Directorships:
                                        None.

Daniel DalleMolle .......... Age 50.  Director since February 2000.
                                      Member of the Audit Committee.
                                      Business experience during the last five years:
                                        Group President, Hardware and Tool Companies of Newell
                                           Rubbermaid, Inc. since 1999.
                                        President and Chief Operating Officer of Intermatic Incorporated
                                           from 1998 until 1999.
                                        President of Lee Rowan Company of Newell Rubbermaid, Inc.
                                           from 1996 until 1998.
                                      Other Directorships:
                                        None.

Michael Froy ............... Age 42.  Director since September 2000.
                                      Member of the Audit Committee.
                                      Business experience during the last five years:
                                        Partner, Sonnenschein Nath & Rosenthal, outside legal counsel for the Company.
                                      Other Directorships:
                                        None.


     To Juno's knowledge, there are no family relationships between any director or executive officer and any other director or executive officer. None of the directors has been involved in any legal proceedings of the nature described in
Item 401(f) of Regulation S-K during the last fiscal year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

    The following table sets forth, as of January 31, 2001, the number and percentage of outstanding shares of common stock and preferred stock beneficially owned by each person known to Juno to be the beneficial owner of more than five percent of the outstanding shares of common stock or preferred stock:


                                                                          PERCENTAGE OF OUTSTANDING
                                              SHARES BENEFICIALLY OWNED   SHARES BENEFICIALLY OWNED
                                              -------------------------   -------------------------
NAME AND ADDRESS                               COMMON         PREFERRED    COMMON        PREFERRED
----------------                              --------        ---------   --------       ---------
Fremont Investors I, L.L.C. (1) .........     597,866(2)       1,051,970   73.2%(3)        98.92%
  199 Fremont Street, 23rd Floor
  San Francisco, CA 94105

Farallon Partners, L.L.C. (4) ...........     520,526                  0   21.1%               0%
  One Maritime Plaza, Suite 1325
  San Francisco, CA 94111

Abrams Capital, LLC (5) .................     350,408                  0   14.2%               0%
  425 Boylston Street, Suite 3
  Boston, MA 02116

RS Investment Management Co. LLC (6) ....     284,900                  0   11.5%               0%
  338 Market Street, Suite 200
  San Francisco, CA 94111


(1) Based on a Schedule 13D/A filed on February 14, 2001, by Fremont Investors I, L.L.C. ("Fremont LLC"), Fremont Partners, L.P. ("Fremont LP"), FP Advisors, L.L.C. ("FP Advisors"), Fremont Group, L.L.C. ("Fremont Group"), Fremont Investors, Inc. ("Fremont Inc."), Fremont Investors I CS, L.L.C. ("Fremont CS LLC") and Fremont Partners, L.L.C. Fremont LLC beneficially owns and exercises the power to vote or direct the disposition of, 1,051,590 shares of preferred stock. Each of (a) Fremont LP, the managing member of each of Fremont LLC and of Fremont CS LLC, (b) FP Advisors, the general partner of Fremont LP, (c) Fremont Group, the managing member of each of FP Advisors and Fremont Partners, L.L.C., and (d) Fremont Inc., the manager of Fremont Group, exercises shared power to vote or direct the vote and shared power to dispose or direct the disposition of (i) 1,051,590 shares of preferred stock owned by Fremont LLC and (ii) 597,866 shares of common stock owned by Fremont CS LLC. In addition, Fremont Group and Fremont Inc. exercise shared power to vote or direct the vote and shared power to dispose or direct the disposition of (i) the 1,051,590 shares of preferred stock owned by Fremont LLC and (ii) the 380 shares of preferred stock owned by Fremont Partners, L.L.C. Each of the above parties, as part of a "group" under Exchange Act Rule 13d-5(b)(1), may be deemed to beneficially own 1,051,970 shares of preferred stock and 597,866 shares of common stock.

(2) The 597,866 shares of common stock depicted in the above table as beneficially owned by such parties does not include 4,513,100 shares of common stock that may be obtained upon conversion as of January 31, 2001 of 1,051,970 shares of preferred stock.

(3) Pursuant to Rule 13d-3(d)(1) of the Exchange Act, the 4,513,100 shares of common stock that such parties may obtain by converting the 1,051,970 shares of preferred stock that they own are deemed outstanding common stock for the purpose of computing the percentage of common stock owned by such parties, but not for the purpose of computing the percentage of common stock owned by any other person.

(4) Based on a Form 4 dated February 8, 2001 delivered to the Company by counsel for and on behalf of Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Tinicum Partners, L.P., Farallon Capital Management, L.L.C., Enrique H. Boilini, David I. Cohen, Joseph F. Downes, William F. Duhamel, Andrew B. Fremder, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Meridee A. Moore, Thomas F. Steyer and Mark C. Wehrly and based on a Schedule 13D filed on September 20, 1999.

     Farallon Capital Partners, L.P. ("FCP") beneficially owns and exercises shared voting and dispositive power with respect to 115,234 shares of common stock. Farallon Partners, L.L.C. ("FAPLLC") is the general partner of FCP. FAPLLC is also the general partner of: (i) Farallon Capital Institutional Partners, L.P. ("FCIP"), which beneficially owns and exercises shared voting and dispositive power with respect to 99,557 shares of common stock, (ii) Farallon Capital Institutional Partners II, L.P. ("FCIP II"), which beneficially owns and exercises shared voting and dispositive power with respect to 25,611 shares of common stock, (iii) Farallon Capital Institutional Partners III, L.P. ("FCIP III"), which beneficially owns and exercises shared voting and dispositive power with respect to 41,964 shares of common stock, and (iv) Tinicum Partners, L.P. ("Tinicum"), which beneficially owns and exercises shared voting and dispositive power with respect to 10,152 shares of common stock. FAPLLC disclaims beneficial ownership of all such shares, except as to securities representing its pro rated interest in, and interest in the profits of, the above partnerships. As the registered investment advisor to certain discretionary accounts, Farallon Capital Management, L.L.C. ("FCMLLC") may be deemed to be the beneficial owner of and exercises shared voting and dispositive power with respect to 228,008 shares held by such discretionary accounts. FCMLLC disclaims beneficial ownership of such securities. As managing members of FAPLLC, the following persons may be deemed to be the beneficial owners of shares held by FCP, FCIP, FCIP II, FCIP III and
     Tinicum: Enrique H. Boilini, David I. Cohen, Joseph F. Downes, William F. Duhamel, Andrew B. Fremder, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Meridee A. Moore, Thomas F. Steyer (senior managing member) and Mark C. Wehrly. In addition, as managing members of FCMLLC, which is the registered investment advisor to certain discretionary accounts, each of the individuals listed in the previous sentence may be deemed to be the beneficial owner of the shares in such discretionary accounts. All such individuals disclaim beneficial ownership of all such shares. All of the above parties may be deemed a member of a group holding equity securities of Juno.

(5) Based on a Schedule 13G/A filed on January 30, 2001 by Abrams Capital, LLC ("Abrams LLC"), Abrams Capital Partners I, LP ("ABrams I"), Abrams Capital Partners II, LP ("Abrams II") and David C. Abrams and based upon a Form 4 dated February 8, 2001 and delivered to the Company by counsel for and on behalf of Abrams LLC. Abrams LLC beneficially owns and exercises shared power to vote or direct the vote and shared power to dispose or direct the disposition of 350,408 shares of common stock. This amount includes shares beneficially owned by the following entities of which Abrams LLC is the sole general partner, each of which exercise shared power to vote or direct the vote or dispose or direct the disposition of a portion of the total number of shares beneficially owned: (a) Abrams I and (b) Abrams II. David
     C. Abrams, the managing member of Abrams LLC, beneficially owns and exercises shared power to vote or direct the vote and shared power to dispose or direct the disposition of the same 350,408 shares of common stock beneficially owned by Abrams LLC.

(6) Based on a Schedule 13G/A filed on February 15, 2001 by RS Investment Management Co. LLC ("RS Investment LLC"), RS Investment Management, L.P. ("RS LP"), RS Value Group LLC ("RS Value LLC") and The RS Orphan Fund, L.P. ("RS Orphan"). RS Investment LLC beneficially owns and exercises shared power to vote or direct the vote and shared power to dispose or direct the disposition of 284,900 shares of common stock. RS Investment LLC is (a) the general partner of RS LP which beneficially owns and exercises shared power to vote or direct the vote and shared power to dispose or direct the disposition of 284,900 shares of common stock and (b) the managing member of RS Value LLC which beneficially owns and exercises shared power to vote or direct the vote of and dispose or direct the disposition of 284,900 shares of common stock. RS Value LLC is the general partner of RS Orphan which beneficially owns and exercises shared power to vote or direct the vote of and dispose or direct the disposition of 193,400 shares of common stock.

DIRECTORS' AND EXECUTIVE OFFICERS' STOCK OWNERSHIP

     The following table sets forth, as of January 31, 2001, the number and percentage of outstanding shares of common stock and preferred stock beneficially owned by: (i) each director, (ii) the executive officers named in the Summary Compensation Table, and (iii) all executive officers and directors as a group. The persons named hold sole voting and investment power with respect to the shares of common and preferred stock listed below, except as otherwise indicated.


                                                                                PERCENTAGE OF OUTSTANDING
                                                  SHARES BENEFICIALLY OWNED     SHARES BENEFICIALLY OWNED
                                                 ----------------------------   -------------------------
NAME                                              COMMON (1)    PREFERRED (2)    COMMON (3)    PREFERRED
----                                             -----------    -------------   -----------   -----------
ROBERT JAUNICH II (4)(7) .....................     597,866       1,051,970          73.2%         98.92%
MARK N. WILLIAMSON (4) (7) ...................     597,866       1,051,970          73.2%         98.92%
T. TRACY BILBROUGH (5) .......................     101,667           3,500          1.43%              *
DANIEL DALLEMOLLE (4) ........................       4,700               0              *              *
MICHAEL M. FROY (4) ..........................       5,000               0              *              *
GLENN R. BORDFELD (5) ........................      18,775             750              *              *
GEORGE J. BILEK (6) ..........................      38,482           1,000              *              *
JOEL W. CHEMERS (6) ..........................      14,880           1,000              *              *
CHARLES F. HUBER (6) .........................      26,156             500              *              *
THOMAS W. TOMSOVIC (6) .......................      25,875             500              *              *
All Juno directors and executive officers
  as a group (14 persons) (8) ................   5,492,212       1,060,320         77.11%         99.70%

(1) The shares of common stock listed in this column include shares of common stock that the following individuals have the right to acquire within 60 days pursuant to stock options: (a) Mr. Bilbrough's 75,000 shares; (b) Mr. Bordfeld's 17,400 shares; (c) Mr. Bilek's 25,875 shares; (d) Mr. Chemers' 10,875 shares; (e) Mr. DalleMolle's 4,700 shares; (f) Mr. Huber's 25,875 shares, and (g) Mr. Tomsovic's 25,875 shares. The shares of common stock listed in this column do not include shares of preferred stock owned by any person, if any, which shares are convertible into common stock at the option of the holder. As of January 31, 2001, each share of Series A Preferred was convertible into 4.30 shares of common stock and each share of Series B Preferred was convertible into 3.89 shares of common stock.

(2) All shares of preferred stock are Series A Preferred except for the 3,500 shares of preferred stock held by Mr. Bilbrough which are Series B Preferred.

(3) Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares of the Company's preferred stock owned by a person that may be converted into common stock shall be deemed outstanding common stock for the purpose of computing the percentage of common stock owned by such person but not for the purpose of computing the percentage of common stock owned by any other person.

(4)  Director

(5)  Executive Officer and Director

(6)  Executive Officer

(7) Mr. Jaunich is President and Chief Executive Officer of Fremont I and Mr. Williamson is Vice President and Treasurer of Fremont I. Messrs. Jaunich and Williamson are each Managing Directors of Fremont LP. They each may be deemed to have beneficial ownership of the shares of common and preferred stock deemed to be beneficially owned by Fremont LLC and its affiliates, but each disclaims any such beneficial ownership. The business address of Messrs. Jaunich and Williamson is 199 Fremont Street, 23rd Floor, San Francisco, California 94105.

(8) Includes 236,250 shares of common stock that nine executive officers have the right to acquire within 60 days of January 31, 2001 pursuant to stock options.

*    Less than 1%

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table includes individual compensation information regarding all compensation awarded to, earned by or paid during the fiscal years ended November 30, 2000, 1999 and 1998 to (i) the persons acting as Juno's Chief Executive Officer during the fiscal year 2000, Mr. Bilbrough and Mr. Bordfeld and (ii) the four other most highly compensated executive officers who were serving at the end of fiscal year 2000.

     As reflected in the table below, Mr. Bilbrough, Mr. Bordfeld and the four other most highly compensated executive officers of Juno currently participate in Juno's 401(k) Plan. In addition, these named executive officers participate in, and have received grants under, Juno's Stock Option Plans.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                  -----------------------------   ---------------------------------------
                                                                   SECURITIES                 ALL OTHER
                                                                   UNDERLYING   RESTRICTED     COMPEN-
NAME AND PRINCIPAL POSITION      YEAR    SALARY ($)   BONUS ($)   OPTIONS/SARS    STOCK      SATION($) (1)
---------------------------      ----    ----------   ---------   ------------  ----------  -------------
T. TRACY BILBROUGH (2)            2000   $175,000      $100,000     375,000       3,500       $117,603(3)
  President and Chief
    Executive Officer

GLENN R. BORDFELD (4)             2000   $272,115      $ 13,125        --          --           $ 10,400
  Executive Vice President,       1999    224,077       156,439      47,000        --             10,400
    Chief Operating               1998    186,539        23,491        --          --             12,000
    Officer, President
    Juno Lighting Division

GEORGE J. BILEK                   2000    206,808      $  9,975        --          --           $ 10,400
  Vice President, Finance and     1999    196,923       156,439      29,375        --             10,400
    Treasurer                     1998    186,539        23,491        --          --             12,000

JOEL W. CHEMERS                   2000   $203,519      $  9,975        --          --           $ 10,400
  Vice President,                 1999    187,115       156,439      29,375        --             10,400
    Human Resources,              1998    150,500        23,491        --          --             10,425
    Legal Affairs and Secretary

CHARLES F. HUBER                  2000   $209,702      $ 10,133        --          --           $ 10,400
  Vice President, Engineering     1999    199,404       156,439      29,375        --             10,400
    and Special Projects          1998    190,721        23,491        --          --             12,000

THOMAS W. TOMSOVIC                2000   $249,400      $ 11,970        --          --           $ 10,400
  Vice President, Operations      1999    238,030       156,439      29,375        --             10,400
                                  1998    230,000        23,491        --          --             12,000


(1) Includes Juno's matching and discretionary contributions under the 401(k) Plan. Amounts are included without regard to vesting of any Juno discretionary contributions.

(2)  Mr. Bilbrough became President and Chief Executive Officer in May 2000.

(3)  Includes $109,603 for relocation expenses.

(4) Mr. Bordfeld was acting in a capacity similar to Chief Executive Officer until May 2000.

CHANGE OF CONTROL BENEFIT AGREEMENTS

     Juno entered into Change of Control Benefits Agreements with Messrs. Bordfeld, Bilek, Chemers, Huber and Tomsovic as well as with Mr. Scott Roos, Juno's Vice President of Product Management and Development, and Mr. Jacques LeFevre, Vice President and President of Juno's Indy Lighting subsidiary. These agreements provided for severance and other benefits in the event of a change of control of Juno and in the event of certain terminations of employment beginning upon the change of control and ending upon six months' notice from Juno, but no earlier than December 31, 2000. Juno gave such six months' notice on October 3, 2000, and consequently these agreements will terminate on April 3, 2001. Some benefits were to be provided immediately upon the change of control. Severance benefits for termination of employment after the change of control will be payable only if an executive's employment is terminated by Juno without "cause" or by the executive for "good reason". For this purpose, good reason includes material adverse changes in duties, reduction in salary or a required move of more than 40 miles. "Cause", for these purposes, means commission of certain felonies, substance abuse and serious misconduct or neglect in the course of duties.

     The merger of Jupiter Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Fremont Investors, with and into Juno pursuant to an Agreement and Plan of Recapitalization and Merger dated March 26, 1999 by and among Fremont Investors, Jupiter Acquisition Corp. and Juno (the "Merger") constituted a change of control for purposes of these agreements. As a result, each of the officers specified above received benefits that included (i) continuation of employment with (A) a 5% minimum annual base salary increase,
(B) no adverse change in duties, (C) no required move of more than 40 miles, and
(D) participation in benefit and welfare plans; (ii) a transaction bonus of $150,000; (iii) a performance bonus based on projected operating income for fiscal 1999, prorated for the portion of the year elapsed prior to a change of control, and multiplied by 115%; and (iv) all unvested stock options became vested and exercisable.

     The principal benefits that would be provided as severance benefits upon termination by the executive for good reason or by Juno other than for cause or disability include (i) a lump sum payment equal to the greater of (x) six months' base salary or (y) the base salary through December 31, 2000; (ii) a payment equal to forfeited retirement benefits, if any; and (iii) continuation of medical, dental, life insurance, and other fringe benefits for the greater of
(x) six months or (y) until December 31, 2000. In addition, the agreements provide reimbursement of legal fees for an executive's good faith enforcement of the agreements, regardless of whether the executive prevails. The benefits are capped at the maximum amount payable without triggering excise tax under the golden parachute provisions of the Internal Revenue Code.

STOCK OPTION PLAN EXERCISES AND YEAR-END VALUE TABLE

     The following table discloses, for each of the persons listed, information regarding stock options exercised during, or held at the end of, the fiscal year ended November 30, 2000 pursuant to Juno's Stock Option Plans.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                                      YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


                                                    NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/SARS
                                               OPTIONS/SARS AT FISCAL YEAR-END   AT FISCAL YEAR-END ($) (3)
                                               -------------------------------  ----------------------------
                   NUMBER OF
                    SHARES
                  ACQUIRED ON     VALUE
NAME               EXERCISE    REALIZED ($) EXERCISABLE (1)  UNEXERCISABLE (2)  EXERCISABLE  UNEXERCISABLE
----              -----------  ----------------------------  -----------------  -----------  -------------
T. T. BILBROUGH       0           0             75,000            300,000            0               0
G. R. BORDFELD        0           0             17,400             37,600            0               0
G. J. BILEK           0           0             25,875             23,500            0               0
J. W. CHEMERS         0           0             10,875             23,500            0               0
C. F. HUBER           0           0             25,875             23,500            0               0
T. W. TOMSOVIC        0           0             25,875             23,500            0               0

(1) All exercisable options outstanding at the end of the fiscal year ended November 30, 2000 are non-qualified stock options except for an aggregate of 73,000 incentive options ("ISOs") that were granted at 100% of the fair market value of Juno's common stock on the date of grant, including 8,000 ISOs held by Mr. Bordfeld, 20,000 ISOs held by Mr. Bilek, 5,000 ISOs held by Mr. Chemers, 20,000 ISOs held by Mr. Huber and 20,000 ISOs held by Mr. Tomsovic. Such options will expire at various dates between December 9, 2003 and November 9, 2010.

(2) All unexercisable options outstanding at the end of the fiscal year ended November 30, 2000 are non- qualified stock options. All such options were granted at not less than 100% of the fair market value of Juno's common stock on the date of the grant. In general, up to 20% of the shares covered by each option may be purchased commencing on the first anniversary of the date of the grant, which amount increases by 20% on each anniversary thereafter, except Mr. Bilbrough's options, 20% of which vested on the date of grant and an additional 20% of which will vest on each of the four anniversaries thereafter. These options cannot be exercised after the expiration of ten years from the date of grant.

(3) Total value of options is based on the difference between the fair market value of Company Stock of $5.75 as of November 30, 2000, and the exercise price per share of the options.

                     STOCK OPTION GRANTS DURING FISCAL 2000

                                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                                    ASSUMED RATES OF STOCK PRICE
                                                                                    APPRECIATION FOR OPTION TERM
                                                                                   ------------------------------

                                     % OF TOTAL
                    SECURITIES         OPTIONS
                    UNDERLYING       GRANTED TO
                     OPTIONS         EMPLOYEES    EXERCISE   MARKET   EXPIRATION
NAME                GRANTED(1)       IN 2000(2)  PRICE $/SH   PRICE      DATE           5%            10%
----                ----------      ----------   ----------  ------   ----------    ----------    -----------
T. T. BILBROUGH      375,000          74.49%      $25.00      $5.75    11/09/10     $2,590,140     $5,723,531

(1) All options granted during 2000 are nonqualified stock options. All such options were granted at not less than 100% of the fair market value of Juno's common stock on the date of the grant. With respect to Mr. Bilbrough's options set forth in the table above, up to 20% of shares may be purchased commencing on the date of the grant, which amount increases by 20% on each anniversary thereafter. These options cannot be exercised after the expiration of ten years from the date of grant.

(2)  Based on 503,427 options granted to all employees in 2000.

INDEBTEDNESS OF MANAGEMENT

     In connection with the purchase by Mr. Bilbrough, Juno's President and Chief Executive Officer, of shares of the Company's common stock, the Company made a loan to him in the principal amount of $199,968.33. All of the proceeds of this loan were used to pay a portion of the purchase price of the shares. Subject to certain terms and conditions, Mr. Bilbrough will not owe any interest on this debt on or before May 22, 2010 and will owe 18% per annum thereafter on any remaining balance. As of the record date, the outstanding balance of Mr. Bilbrough's debt was $199,968.33.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Currently, Messrs. Jaunich and Williamson comprise the compensation committee of Juno's Board of Directors. Mr. Williamson is not an executive officer of Juno. Mr. Jaunich serves as Juno's Chairman of the Board. Mr. Jaunich is President and Chief Executive Officer of Fremont Investors and Mr. Williamson is Vice President and Treasurer of Fremont Investors. Messrs. Jaunich and Williamson are each Managing Directors of Fremont Partners, L.P. As a result of the Merger, Fremont Investors obtained control of the Company in June 1999.

     Juno and Fremont Partners L.L.C. entered into a management services agreement at the effective time of the Merger, pursuant to which agreement Fremont Partners L.L.C. renders certain management services in connection with Juno's business operations, including strategic planning, finance, tax and accounting services. Juno pays Fremont Partners L.L.C. an annual management fee of $325,000 to render such services.

COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION

     Juno's executive compensation policy is designed to maintain a competitive compensation program in order to attract and retain well qualified management and to provide management with the incentive to accomplish Juno's financial and operating objectives. Compensation for executives generally consists of cash compensation in the form of annual base salary and performance-based bonuses and long-term incentive compensation in the form of stock options.

     Juno's executive compensation program is administered by the compensation committee of the Board of Directors and, with respect to stock options and SARs under Juno's Stock Option Plans, by the stock option committee. See "JUNO'S BOARD OF DIRECTORS - Committees of the Board of Directors", above.

     In setting cash compensation levels for executive officers the compensation committee considers the performance of Juno and of the individual officer, including the assumption of new duties by the officer. While Juno's overall financial performance, particularly operating income, is taken into account, base salaries for executive officers are primarily determined by the compensation committee's subjective assessment of the executive's individual performance.

     In addition to base salary, the compensation committee has an incentive bonus plan applicable to Messrs. Bilbrough, Bordfeld, Bilek, Chemers, Huber, LeFevre, Roos and Tomsovic, as well as Mr. Daniel Macsherry, Vice President Business Development, Mr. Richard Stam, Juno's Vice President of Sales and Mr. Reed Powers, Vice President and President of Juno's Advanced Fiberoptic Technologies subsidiary. The incentive bonus plan provides for the payment of cash bonuses to these executives pursuant to a formula based on levels of Juno's EBITDA. Juno paid bonuses earned in fiscal 2000 pursuant to this plan to Messrs. Bilbrough, Bordfeld, Bilek, Chemers, Huber, Stam, Roos and Tomsovic.

     In determining the salary to be paid to the Chief Executive Officer in any fiscal year, in addition to the factors set forth above, which are applicable to all executive officers, the compensation committee also compares base salaries of presidents and chief executive officers of other companies of similar size and engaged in manufacturing businesses similar to Juno's. Some but not all of the companies used for salary comparison purposes are companies included in the peer group of companies for which cumulative total return information is provided in the "Performance Graphs" section below. Although the compensation committee takes into account all of the factors described above in determining an appropriate base salary for Mr. Bilbrough, it does not engage in any particular weighting of these factors (other than the emphasis placed on individual performance). Juno's success in meeting its financial goals is one of the factors that the compensation committee considers in determining the Chief Executive Officer's base salary. It should be noted that Mr. Bilbrough does not participate in compensation committee discussions or decisions regarding his compensation.

     Under Juno's Stock Option Plans, stock options have been awarded to certain key employees, including Juno's executive officers. All currently outstanding stock options were granted with an exercise price equal to or greater than the market price of the common stock on the date of grant and vest over a period of time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package generally cannot be realized unless stock price appreciation occurs over a number of years. The stock option committee determines the size of awards of stock options and SARs to executives based on similar factors as are used to determine base salaries.

     In addition to salary, stock options and SARs, Juno's compensation package includes matching and discretionary contributions to a 401(k) plan, medical, life insurance and other benefits.

     Finally, the compensation committee reviews the possible effect on Juno of the limitations on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code. The compensation committee does not believe that such section will be applicable to Juno in the foreseeable future but will review Juno's compensation practices as circumstances warrant.

                             COMPENSATION COMMITTEE
                             ----------------------
                               Robert Jaunich II
                               Mark N. Williamson

PERFORMANCE GRAPHS

                    COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
            AMONG JUNO LIGHTING, INC., THE NASDAQ STOCK MARKET INDEX
        (U.S. COMPANIES) AND A SELF-DETERMINED PEER GROUP STOCK INDEX (1)

                                        NASDAQ STOCK        SELF-DETERMINED PEER
FISCAL YEAR   JUNE LIGHTING, INC.    MARKET INDEX (U.S.)          GROUP(2)
-----------   -------------------    -------------------    --------------------

11/30/95            100.0                  100.0                   100.0
11/30/96             99.7                  122.5                   131.8
11/30/97            126.3                  152.6                   164.0
11/30/98            156.1                  187.1                   145.7
11/30/99             78.8                  322.0                   120.1
11/30/00             38.8                  249.5                   104.9

(1) Cumulative return assumes reinvestment of dividends. This table assumes $100.00 was invested in Juno common stock, the Nasdaq Stock Market Index (U.S. Companies) and the Self-Determined Peer Group on November 30, 1995.

(2) The nine companies in the Self-Determined Peer Group are: Advanced Lighting Technologies Inc., Catalina Lighting Inc., Cooper Industries Inc., Genlyte Group Inc., Hubbell Inc., LSI Industries Inc., National Service Industries Inc., SLI Inc., and US Industries Inc.

     The stock price performance depicted in the above performance graph is not necessarily indicative of future price performance. This performance graph shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Juno's officers and directors, and persons who own more than 10% of Juno is common stock, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater-than-10% beneficial owners are required to furnish Juno with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to Juno and/or written representations from certain reporting persons that no other reports were required, Juno believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% beneficial owners during or with respect to the year ended November 30, 2000 were met, except that Mr. Froy was not timely in filing one report.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Juno has selected PricewaterhouseCoopers LLP ("PWC") as its principal independent auditors for the current fiscal year. PWC has served in that capacity for the past nine fiscal years.

     A representative of PWC is expected to be present at the annual meeting and will be offered the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. Juno has been advised by PWC that no member of the firm has or had any financial interest, either direct or indirect, in Juno or any of its subsidiaries during the time period that it has served in the capacity of independent auditors for Juno, and that it has no connection with Juno or any of its subsidiaries in any capacity other than as public accountants.

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS

     We make forward-looking statements in this document. These forward-looking statements are subject to risks and uncertainties, and there can be no assurance that such statements will prove to be correct. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "plans", "believes", "anticipates", "expects" and "intends", or the negative of such terms and similar terminology. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We are not required to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated events.

                         PROPOSALS BY JUNO STOCKHOLDERS

     Any proposals of Juno stockholders intended to be presented at Juno's 2002 annual meeting of Juno stockholders should be addressed to Juno's Secretary, 1300 South Wolf Road, P.O. Box 5065, Des Plaines, Illinois 60017-5065, and must be received before November 21, 2001.

     Juno's advance notice bylaw provides guidelines for stockholder proposals that are submitted outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. If you would like a copy of Juno's bylaws, we will furnish one without charge upon written request to the Secretary of Juno at the address of Juno's executive offices.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Juno board knows of no matters that will be presented for consideration at the annual meeting other than as described in this proxy statement. If any other matters shall properly come before either the annual meeting or any adjournments or postponements thereof to be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the Board of Directors of Juno.

                                              By Order of the Board of Directors

                                              Joel W. Chemers
                                              Secretary


Des Plaines, Illinois
March 20, 2001

                                   APPENDIX A
                               JUNO LIGHTING, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

     The primary responsibility of the audit committee of the Board of Directors (the "audit committee") is to provide the Board of Directors with assistance in fulfilling its responsibilities regarding the accounting and reporting practices of the Corporation, the adequacy of corporate financial controls of the Corporation and the quality and integrity of the financial statements of the Corporation and its subsidiaries.

ORGANIZATION

     The members and chairman of the audit committee shall be appointed by the Board of Directors. The members of the audit committee shall meet the independence, experience and composition requirements of the Nasdaq listing standards or the listing standards of any other securities exchange on which the Corporation's securities are listed. The audit committee shall meet when called by the chairman.

DUTIES AND RESPONSIBILITIES

     While the audit committee has the responsibilities and powers set forth in this audit committee charter, it is not the duty of the audit committee to plan or conduct audits or to determine that Juno's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the audit committee to conduct investigations (unless otherwise authorized to do so by the Board of Directors), to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and Juno's policies.

     In carrying out its responsibilities, the audit committee shall perform the following functions:

     1. Make an annual recommendation to the Board of Directors for the appointment of independent auditors to audit the books, records and accounts of the Corporation.

     2. Review with management and the independent auditors the terms of the engagement of such auditors, including the scope and timing of the audit and any other services rendered by the independent auditors.

     3. Review with management and the independent auditors the Corporation's policies and procedures with respect to internal auditing, accounting and financial controls.

     4. Review with management and the independent auditors the Corporation's financial statements, the audit results and reports and any recommendations made by the auditors with respect to changes in accounting procedures and internal controls.

     5. Review the fees paid to the independent auditors for audit and non-audit services and evaluate the impact of non-audit services on the independent auditor's independence.

     6. Review reports from the Corporation's independent auditors and financial officers regarding compliance by management with legal and regulatory requirements and the Corporation's policies relating to ethics, conflicts of interest and disbursements of funds.

     7. Receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation (consistent with Independence Standards Board Standard 1).

     8. Perform such other duties or functions deemed appropriate by the Board of Directors.

     The independent auditors are ultimately accountable to the Board of Directors and the audit committee.

     The audit committee shall have the powers and rights necessary or desirable to fulfill the responsibilities set forth above, including the power and right to consult with legal counsel. The audit committee is authorized to communicate directly with the Corporation's financial officers, employees and independent auditors as it deems necessary or appropriate.

                               JUNO LIGHTING, INC.
                              1300 South Wolf Road
                                  P.O. Box 5065
                           Des Plaines, IL 60017-5065
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joel Chemers and George J. Bilek, or either of them, with full power of substitution (the action of one, if only one be present and acting, to be in any event controlling), as proxies to represent the undersigned at the Annual Meeting of Stockholders of Juno Lighting, Inc. to be held on April 24, 2001, and at any and all adjournments thereof, and to vote all shares which the undersigned would be entitled to vote thereat.

                                               COMMENTS: (change of address)

Election of Directors, Nominees:
                                           -------------------------------------
Robert Jaunich II, Mark N. Williamson
                                           -------------------------------------
T. Tracy Bilbrough,
                                           -------------------------------------
Daniel DalleMolle, Michael M. Froy
                                           -------------------------------------
                                               (If you have written in the above
                                            space, please mark the corresponding
                                          box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your proxy will be voted in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card.


                                                              (SEE REVERSE SIDE)

     Please mark your votes
/X/  as in this example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposal 1.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

                                     FOR         WITHHELD
1.   Election of Directors
     (see reverse)                   /  /          /  /

For, except vote withheld from the following nominee(s):



------------------------------------------------------

2. In their discretion on any other matters that may properly come before the meeting.

Change of Address
Comments on Reverse Side.    /  /

Please mark this box if you will         Please date and sign exactly as
personally be attending the meeting      name appears hereon. Joint owners
                                         should each sign. When signing as
                            /  /         attorney, executor, administrator,
                                         trustee or guardian, please give
                                         full title as such.


                                         ------------------------------------

                                         ------------------------------------

     SIGNATURE(S)     DATE      2001